Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ Michael E. Nugent
Michael E. Nugent

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ Michael Bozic
Michael Bozic

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ Fergus Reid
Fergus Reid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ James F. Higgins
James F. Higgins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period November 28, 2007 through February 27, 2008.

Dated: November 28, 2007

/s/ Frank L. Bowman
Frank L. Bowman

APPENDIX A

MORGAN STANLEY RETAIL FUNDS:

FUND:	FILING:

Morgan Stanley Capital Opportunities Trust	Post-Effective Amendment No. 19 to Form N-1A
Morgan Stanley Convertible Securities Trust	Post-Effective Amendment No. 26 to Form N-1A
Morgan Stanley Developing Growth Securities Trust	Post-Effective Amendment No. 30 to Form N-1A
Morgan Stanley Equally-Weighted S&P 500 Index Fund	Post-Effective Amendment No. 25 to Form N-1A
Morgan Stanley European Growth Fund Inc.	Post-Effective Amendments No. 23 and No. 24 to Form N-1A
Morgan Stanley Flexible Income Trust	Post-Effective Amendment No. 22 to Form N-1A
Morgan Stanley Focus Growth Fund	Post-Effective Amendment No. 34 to Form N-1A
Morgan Stanley Fundamental Value Fund	Post-Effective Amendment No. 7 to Form N-1A
Morgan Stanley FX Series Funds	Post-Effective Amendment No. 1 to Form N-1A
Morgan Stanley High Yield Securities Inc.	Post-Effective Amendment No 35 to Form N-1A
Morgan Stanley Income Trust	Post-Effective Amendment No. 26 to Form N-1A
Morgan Stanley Institutional Strategies Fund	Post-Effective Amendment No. 2 to Form N-1A
Morgan Stanley International Fund	Post-Effective Amendments No. 11 and No. 12 to Form N-1A
Morgan Stanley International Value Equity Fund	Post-Effective Amendment No. 10 to Form N-1A
Morgan Stanley Liquid Asset Fund Inc.	Post-Effective Amendment No. 47 to Form N-1A
Morgan Stanley Mid-Cap Value Fund	Post-Effective Amendment No. 8 to Form N-1A
Morgan Stanley Mortgage Securities Trust	Post-Effective Amendment No. 26 to Form N-1A
Morgan Stanley Multi-Asset Class Fund	Post-Effective Amendment No. 14 to Form N-1A
Morgan Stanley Pacific Growth Fund Inc.	Post-Effective Amendment No. 23 and No. 24 to Form N-1A
Morgan Stanley Prime Income Trust	Post-Effective Amendment No. 13 to Form N-2
Morgan Stanley S&P 500 Index Fund	Post-Effective Amendment No. 16 to Form N-1A
Morgan Stanley Series Funds	Post-Effective Amendments No. 1 and No. 2 to Form N-1A
Morgan Stanley Small-Mid Special Value Fund	Post-Effective Amendments No. 9 and No. 10 to Form N-1A
Morgan Stanley Special Value Fund	Post-Effective Amendment No. 17 to Form N-1A
Morgan Stanley Strategist Fund	Post-Effective Amendment No. 25 to Form N-1A
Morgan Stanley Value Fund	Post-Effective Amendment No. 12 to Form N-1A

FUND:	FILING:

MORGAN STANLEY INSTITUTIONAL FUNDS:
Morgan Stanley Institutional Fund, Inc.	Post-Effective Amendment No. 73 to Form N-1A
Morgan Stanley Institutional Fund Trust	Post-Effective Amendments No. 81 and No. 82 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	Post-Effective Amendment No. 7 to Form N-1A
HEDGE FUNDS
Morgan Stanley Global Long/Short Fund A	Pre-Effective Amendments No. 2 and No. 3 to Form N-2
Morgan Stanley Global Long/Short Fund P	Pre-Effective Amendments No. 2 and No. 3 to Form N-2
Alternative Investment Partners Absolute Return Fund II A	Form N-8 and Initial Registration Statement on Form N-2
Alternative Investment Partners Absolute Return Fund II P	Form N-8 and Initial Registration Statement on Form N-2